UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2020

FOCUS FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38604	47-4780811
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

875 Third Avenue, 28th Floor
New York, NY 10022
(Address of principal executive offices)
(Zip Code)

(646) 519-2456
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	FOCS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Focus Financial Partners Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 3, 2020 in Lake Success, New York for the following purposes: (1) to elect three directors to serve as Class II directors on the Company’s board of directors until the 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified, (2) to ratify the selection by the Company’s audit committee of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020, (3) to conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers, and (4) to conduct a non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2020.

Proposal 1 — Election of Class II Directors

Each of the three nominees for Class II director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Joseph Feliciani, Jr.	56,263,134	5,215,319	3,797,649
Noah Gottdiener	56,249,317	5,229,136	3,797,649
Rajini Sundar Kodialam	56,147,883	5,330,570	3,797,649

Proposal 2 — Ratification of Selection of the Company’s Independent Registered Public Accounting Firm

The selection by the Company’s audit committee of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified by the Company’s stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
65,152,905	109,603	13,594	—

Proposal 3 — Advisory Vote Approving Named Executive Officer Compensation

The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
55,170,343	3,794,920	2,513,190	3,797,649

Proposal 4 — Advisory Vote Approving Future Advisory Votes to Approve Named Executive Officer Compensation Every Year

The frequency of advisory votes on compensation to occur every year was approved, on a non-binding advisory basis, by the Company’s stockholders, with votes as follows:

Votes For Advisory Vote Every Year	Votes For Advisory Vote Every 2 Years	Votes For Advisory Vote Every 3 Years	Votes Abstain	Broker Non-Vote
61,420,034	1,254	21,531	35,634	3,797,649

Based on the voting results for this proposal, the Company determined that a non-binding, advisory vote to approve the compensation of the Company’s named executive officers will be conducted every year, until the next advisory vote on this matter is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS FINANCIAL PARTNERS INC.

	By:	/s/ J. Russell McGranahan
J. Russell McGranahan
General Counsel

Dated: June 5, 2020

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